Exhibit 99.2

O-I Second Quarter 2013 Earnings Presentation July 25, 2013

Safe Harbor Comments Regulation G The information presented above regarding adjusted net earnings relates to net earnings attributable to the Company exclusive of items management considers not representative of ongoing operations and does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Management uses this non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. Further, the information presented above regarding free cash flow does not conform to GAAP. Management defines free cash flow as cash provided by continuing operating activities less capital spending (both as determined in accordance with GAAP) and has included this non-GAAP information to assist in understanding the comparability of cash flows. Management uses this non-GAAP information principally for internal reporting, forecasting and budgeting. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Forward Looking Statements This document contains "forward looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian real and Australian dollar, (2) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to the economic conditions in Australia, Europe and South America disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (4) consumer preferences for alternative forms of packaging, (5) cost and availability of raw materials, labor, energy and transportation, (6) the Company’s ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (7) consolidation among competitors and customers, (8) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (9) unanticipated expenditures with respect to environmental, safety and health laws, (10) the Company’s ability to further develop its sales, marketing and product development capabilities, and (11) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company’s operations, floods and other natural disasters, events related to asbestos-related claims, and the other risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and any subsequently filed Quarterly Report on Form 10-Q. It is not possible to foresee or identify all such factors. Any forward looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward looking statements contained in this document. Presentation Note Unless otherwise noted, the information presented in this presentation reflects continuing operations only. 1

Second Quarter 2013 Summary 2 Adjusted EPS of $0.81 Consistent with prior year Price increased 2% Offset cost inflation Global shipments down ~1% Softness in beer globally Wine volume gains in Europe Rising profitability in Europe and Asia Pacific driven by footprint optimization Disciplined capital allocation Lower interest expense Continued share repurchases

P&L Review 3 2Q13 Recap Price covered inflation Volume down modestly in all regions except AP (flat) Lower production reduced fixed cost absorption Cost savings and footprint optimization benefited bottom line 1 Reportable segment sales exclude the Company’s global equipment business. Reportable Segments Operating Adjusted Sales (1) Profit Net Income ($ Millions) ($ Millions) (Non-GAAP EPS) 2Q12 $1,759 $266 $0.81 Price 36 36 0.17 Cost Inflation (34) (0.16) Spread 2 0.01 Sales volume (20) (1) - Manufacturing and delivery (4) (0.02) Operating and other costs 4 0.02 Currency translation (2) - - Operational 14 1 0.01 Retained corporate costs (0.04) Net interest expense 0.02 Noncontrolling interests (0.01) Effective tax rate 0.02 Non-operational (0.01) Total EPS reconciling items 0.00 2Q13 $1,773 $267 $0.81 1 Reportable segment sales exclude the Company’s global equipment business.

Balance Sheet & Cash Flow 4 Leverage Ratio (Net debt to EBITDA)(1) 1 Total debt less cash divided by bank credit agreement EBITDA. See appendix for EBITDA reconciliations. Current bank covenants allow for a maximum ratio of 4.0x. 2 Free cash flow is defined as cash provided by continuing operating activities less additions to property, plant, and equipment. 4.0 3.0 2.0 1.0 2.8 2.8 2.7 2.9 2.9 2Q12 3Q12 4Q12 1Q13 2Q13 2Q13 2Q12 YoY Cash $249 $336 ($87) Debt $3,773 $4,019 ($246) Net debt $3,524 $3,683 ($159) Net debt to EBITDA (1) 2.9X 2.8X (0.1x) Free Cash Flow (2) $86 $49 $37 Capital expenditures ($70) ($51) ($19) Working capital use ($50) ($105) $55 Leverage Ratio (Net debt to EBITDA)(1) Total debt less cash divided by bank credit agreement EBITDA. See appendix for EBITDA reconciliations. Current bank covenants allow for a maximum ratio of 4.0x. 2 Free cash flow is defined as cash provided by continuing operating activities less additions to property, plant, and equipment.

Regional Performance: EU and NA 5 Volume in tonnes down ~1% as wine gains offset by weaker beer Price/mix offset cost inflation Asset optimization and cost reduction programs contribute to margin improvement North America ($ Millions, except margin) 2Q 2013 2Q 2012 Net Sales $746 $731 Segment Operating Profit $111 $107 Segment Margin 14.9% 14.6% ($ Millions, except margin) 2Q 2013 2Q 2012 Net Sales $527 $516 Segment Operating Profit $93 $96 Segment Margin 17.6% 18.6% Europe Shipments down ~1% Mega-beer contraction Gains in wine, spirits and NAB Lower production volumes due to timing of furnace rebuilds Cost savings help bottom line

Regional Performance: SA and AP 6 Shipments down ~3% Softness in beer throughout region Gains in spirits, food and wine Higher level of planned furnace rebuild activity Macroeconomic pressures Asia Pacific ($ Millions, except margin) 2Q 2013 2Q 2012 Net Sales - Fx neutral1 $269 $283 $282 Segment Operating Profit $37 $47 Segment Margin 13.8% 16.7% ($ Millions, except margin) 2Q 2013 2Q 2012 Net Sales $231 $230 Segment Operating Profit $26 $16 Segment Margin 11.3% 7.0% South America Shipments flat in Asia Pacific AU/NZ flat Strong growth in SE Asia Decline in China (PY plant closure) Restructuring actions improved operating profit 1 Using 2012 currency exchange rates

 3Q13 Business Outlook 7 3Q13 vs. 3Q12 Comments Operational Europe Positive growth driven by share recapture in wine Asset optimization yields continuing benefits Tailwind from higher production compared to prior year North America Volumes flat to down slightly Improving structural costs South America Modest volume growth Fx headwinds Asia Pacific Volume up low single digits Restructuring benefits begin to lap Fx headwinds Non-Operational Corporate and Other Costs Corporate costs: ~$35M, driven by higher pension expense Lower net interest expense Net Income Adjusted Earnings ~10% YoY improvement

Initial 2013 adj. EPS range Factors impacting range Currency devaluation Mainly AUD and BRL Demand headwinds More challenging conditions in Europe and South America Management levers Executing on cost reduction and asset optimization programs New 2013 adj. EPS range Update on 2013 Guidance 8 Free Cash Flow target remains at least $300 million Adjusted EPS range narrowed to $2.65 - $2.85 $3.00 $2.60 $2.85 $2.65

Executing on Management Priorities Furnaces closed in France, Germany and Italy Machines upgraded in France, Germany and the Netherlands Product innovation: Helix introduced in EU wine market Strategic Affirmed free cash flow of at least $300M Narrowed adjusted EPS range to $2.65-$2.85 Disciplined capital allocation, including share repurchase in 2Q Leverage ratio improving to ~2.5x by year end 2013 Financial Labor productivity gains in NA 1H13 rebuilds in NA and SA reduces production variability Price offsets inflation Operational 9

Q&A 10

Appendix 11

Reconciliation of GAAP to Non-GAAP Items 12 Three months ended June 30 Six months ended June 30 $ Millions, except per-share amts Earnings EPS Earnings EPS Earnings EPS Earnings EPS Earnings from continuing operations 135 $ 0.81 $ 134 $ 0.81 $ 214 $ 1.29 $ 256 $ 1.54 $ attributable to the Company • Restructuring, asset impairment and related charges - - - - 9 0.05 - - • Charges for note repurchase premiums and writeoff of finance fees - - - - 11 0.07 - - 135 $ 0.81 $ 134 $ 0.81 $ 234 $ 1.41 $ 256 $ 1.54 $ 165.7 165.9 165.6 166.0 2013 2012 2012 Items that management considers not representative of ongoing operations consistent with Segment Operating Profit Adjusted net earnings Diluted shares outstanding (millions) 2013

 Segment Operating Margin 13 (1) Segment operating profit margin is segment operating profit divided by segment net sales $ Millions (except profit margin) Net Sales: 2013 2012 2013 2012 Europe 746 $ 731 $ 1,396 $ 1,436 $ North America 527 516 996 998 South America 269 282 538 559 Asia Pacific 231 230 478 487 Segment Operating Profit: Europe 111 $ 107 $ 170 215 North America 93 96 167 174 South America 37 47 90 85 Asia Pacific 26 16 66 52 Segment Operating Profit Margin (1) Europe 14.9% 14.6% 12.2% 15.0% North America 17.6% 18.6% 16.8% 17.4% South America 13.8% 16.7% 16.7% 15.2% Asia Pacific 11.3% 7.0% 13.8% 10.7% Three months ended June 30, Six months ended June 30,

 Free Cash Flow 14 (1) Free Cash Flow equals cash provided by continuing operating activities less additions to property, plant and equipment. $ Millions 2013 2012 2013 2012 Net earnings 137 $ 137 $ 211 $ 262 $ Plus: Loss from discontinued ops 3 1 13 2 Earnings from continuing operations 140 138 224 264 Non-cash charges: Depreciation and amortization 108 110 215 223 Restructuring, asset impairment and related charges - - 10 - Pension expense 26 22 52 44 All other non-cash charges 3 21 34 31 Payments and other reconciling items: Asbestos-related payments (32) (28) (49) (58) Cash paid for restructuring activities (13) (10) (47) (40) Pension contributions (10) (22) (17) (39) Change in components of working capital (50) (105) (351) (380) Change in non-current assets and liabilities (16) (26) (49) (39) Cash utilized in continuing operating activities 156 100 22 6 Additions to PP&E for continuing operations (70) (51) (164) (124) Free Cash Flow (1) 86 $ 49 $ (142) $ (118) $ Three months ended June 30 Six months ended June 30

 Reconciliation of Credit Agreement EBITDA 15 $ Millions 6/30/2013 3/31/2013 12/31/2012 9/30/2012 6/30/2012 Earnings (loss) from continuing operations 180 $ 178 $ 220 $ (406) $ (382) $ Interest expense 250 255 248 255 264 Provision for income taxes 93 97 108 113 110 Depreciation 367 371 378 384 388 Amortization of intangibles 37 35 34 29 24 EBITDA 927 936 988 375 404 Adjustments in accordance with the Company's bank credit agreement: Asia Pacific goodwill adjustment - - - 641 641 Charges for asbestos-related costs 155 155 155 150 170 Restructuring and asset impairment 178 178 168 104 100 Gain on China land compensation (61) (61) (61) - - Credit Agreement EBITDA 1,199 $ 1,208 $ 1,250 $ 1,270 $ 1,315 $ Total debt 3,773 3,897 3,773 3,893 4,019 Less cash 249 359 431 336 336 Net debt 3,524 3,538 3,342 3,557 3,683 Net debt divided by Credit Agreement EBITDA 2.9 2.9 2.7 2.8 2.8 Last 12 months ended